UNITED STATES

SECURITIES AND

EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-06041

The Central and Eastern Europe Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2019

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2019

Semiannual Report

to Shareholders

The Central and Eastern Europe Fund, Inc.

Ticker Symbol: CEE

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to the Shareholders
8	Outlook Interview with the Portfolio Manager
9	Performance Summary
11	Schedule of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations

18	Statements of Changes in Net Assets
19	Financial Highlights
21	Notes to Financial Statements
29	Additional Information
31	Privacy Statement

The Central and Eastern Europe Fund, Inc. (“the Fund”) seeks long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central and Eastern Europe and invests more than 25% of its total assets in the energy sector.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

This Fund is non-diversified and can take larger positions in fewer issuers than a diversified fund, increasing its potential risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

The European Union, the United States and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including countries in Central and Eastern Europe. The continuation of current sanctions, or the imposition of additional sanctions, may materially adversely affect the value or liquidity of the Fund’s portfolio.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	The Central and Eastern Europe Fund, Inc.

Letter to the Shareholders	(Unaudited)

Dear Shareholder,

For its most recent semiannual period ended April 30, 2019, the Central and Eastern Europe Fund, Inc. (“the Fund”) delivered a total return in U.S. dollars (“USD”) of 15.72% based on market price and 9.67% based on net asset value (NAV). The Fund’s benchmark, the MSCI Emerging Markets Eastern Europe Index, returned 10.76% during the same period.1 The Fund’s underperformance based on NAV was driven mainly by its more defensive positioning compared with the benchmark. The Fund’s discount to net asset value averaged 13.15% for the period in review, compared with 11.32% for the same period a year earlier. The Fund’s discount to net asset value as of April 30, 2019 was 10.25%.

Emerging Europe equities displayed positive performance for the six-month period as Hungary led gainers with a return of 16.9% (MSCI Hungary Index in USD terms), followed by Russia with 11.6% (MSCI Russia Index in USD terms) and Poland with a 9.1% return (MSCI Poland Index in USD terms).2,3,4 The Czech stock market closed the reporting period with a 2% gain (MSCI Czech Republic Index in USD terms).5

Over the course of the six-month period, Russian equities recovered strongly from their December 2018 lows, driven by a recovery in the price of oil as well as the appreciation of the ruble. Additionally, a lack of sanctions-related news improved investor perceptions regarding political risk in Russia. Globally, the shift by the U.S. Federal Reserve (the “Fed”) toward a more dovish stance helped the Russian equity market to stage a relief rally. On the macroeconomic front, the Russian GDP growth rate reached 2.3% in 2018, its fastest rate since 2012.6 We believe that 2019 will be challenging for the Russian economy, with a lower rate of GDP growth, but the country’s economy should rebound in 2020 based on interest rate declines. State infrastructure investments could also boost growth. During the reporting period, the Central Bank of Russia (CBR) left its key policy rate unchanged at 7.75%. However, at its April meeting the CBR highlighted a further decline in short-term inflation risk and narrowed its March forecast for a return to monetary easing from “in 2019” to “in second quarter to third quarter 2019.” In terms of Russia’s equity market, the top-performing sectors were financials, consumer staples, materials and energy, while telecom and utilities stocks lagged. Since the start of

The Central and Eastern Europe Fund, Inc.	|	3

Country Breakdown (As a % of Net Assets)	4/30/19	10/31/18
Russia	66%	61%
Poland	14%	14%
Hungary	9%	7%
Czech Republic	3%	3%
Austria	1%	—
Other	3%	1%
Cash*	4%	14%
	100%	100%
*	Includes Cash Equivalents and Other Assets and Liabilities, Net.

2019 we saw some investor rotation from energy stocks into stocks with exposure to the domestic economy, Sberbank of Russia PSJC being the best example: Sberbank’s share price, a proxy for the Russian market and a main beneficiary of ruble appreciation, recovered more than 30% during the six-month period.

The Polish economy remains in a favorable position, with GDP growth in 2018 of 5.1% year over year, its fastest pace of growth since 2007. However, the country’s data showed the Polish economy decelerating into year end, with the fourth-quarter GDP growth rate at 0.5% quarter over quarter. Poland’s manufacturing PMI index remained below the 50-point threshold in April for the fifth consecutive month.7 On the monetary policy front, Poland is expected to keep short-term rates unchanged for an extended period, based on the Polish central bank’s forecast that inflation will remain on target in 2019–2020. During the six-month period, Poland’s Dino Polska S.A. (consumer staples sector) outperformed the index by a wide margin, driven mainly by the company’s earnings growth profile. The Fund did not hold Dino Polska for valuation reasons. Holdings within communication services — led by CD Projekt S.A. and PLAY Communications SA — also registered favorable performance.

For the Czech Republic, GDP grew by 2.9% year over year in 2018, slowing from 4.5% in the prior year. Net exports were a drag on headline growth. Domestic demand was firm, accelerating 4% year over year, the second-strongest rate since 2007. Manufacturing PMI data was weak over the first months of this year, pointing to a more negative outlook for the first quarter of 2019. Consumer confidence also declined during the latter months of 2018 and into 2019 after reaching a multi-year peak in early 2018. During the past six months, the Czech National Bank (CNB) left interest rates unchanged. However, current policy guidance from the

4	|	The Central and Eastern Europe Fund, Inc.

CNB is that policy normalization, which began in 2017, has further to go in order to return inflation to their 2% target. Sector-wise, Fund holdings in financials outperformed the local index, while the Fund’s position in the electric utility firm CEZ AS closed the reporting period in slightly negative territory.

In Hungary, GDP growth reached 4.9% year over year in 2018, driven mainly by domestic demand, with private consumption and fixed investments outperforming in equal measure. We expect growth in Hungary to moderate during 2019, while remaining solid by historical standards. The country’s labor market is still tight and wage growth remains high. On top of wage increases, the government has announced new measures to support families. At the same time, solid and growing domestic demand is generating increasingly visible inflationary pressures. The Fund’s top performer among the country’s blue chip stocks was OTP Bank PLC, which benefited from its consolidation of newly acquired businesses as well as a benign risk environment.

Economic Outlook

As of period end, the Fund was slightly underweight in Russia with holdings of approximately 66% of net assets. We believe that the release of the Mueller Report may reduce the risk of further sanctions against Russia and decrease the Russian market’s equity risk premium. Valuation-wise, stocks in Russia are trading close to historic lows. Overall, we are becoming more positive regarding Russia’s domestic stocks. Within the country’s retail sector, consolidation has begun and we expect competition to become less intense going forward. In Poland, we remain underweight banks, but have increased exposure to the retail sector.

Sector Diversification (As a % of Equity Securities)	4/30/19	10/31/18
Energy	41%	43%
Financials	28%	28%
Materials	11%	9%
Communication Services	9%	8%
Consumer Staples	5%	7%
Consumer Discretionary	3%	1%
Health Care	2%	2%
Utilities	1%	2%
Information Technology	0%	0%
	100%	100%

The Central and Eastern Europe Fund, Inc.	|	5

Ten Largest Equity Holdings at April 30, 2019 (62.0% of Net Assets)		Country	Percent
1.	Sberbank of Russia PJSC	Russia	13.7%
2.	Lukoil PJSC	Russia	13.0%
3.	Gazprom PJSC	Russia	8.8%
4.	Novatek PJSC	Russia	5.2%
5.	Magnit PJSC	Russia	3.8%
6.	MOL Hungarian Oil & Gas PLC	Hungary	3.8%
7.	MMC Norilsk Nickel PJSC	Russia	3.6%
8.	Tatneft PAO	Russia	3.5%
9.	Powszechny Zaklad Ubezpieczen SA	Poland	3.3%
10.	Mobile Telesystems PJSC	Russia	3.3%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund’s investments, see the Schedule of Investments commencing on page 11. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit dws.com.

Sector-wise in Poland, we prefer the insurance sector over banks for valuation reasons. During the reporting period, we considerably increased the Fund’s investment level.

Sincerely,

Christian Strenger	Sylwia Szczepek	Hepsen Uzcan
Chairman	Portfolio Manager	President and Chief
Executive Officer

The views expressed in the preceding discussion regarding portfolio management matters are only through the end of the period of the report as stated on the cover. Portfolio management’s views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

[1]

The MSCI Emerging Markets Eastern Europe Index is a free-float weighted equity Index that is designed to capture large- and mid-cap representation across four emerging market countries in Eastern Europe (Czech Republic, Hungary, Poland and Russia). MSCI Inc. (formerly Morgan Stanley Capital International) is a provider of equity and fixed income market indices. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the MSCI Emerging Markets Eastern Europe Index.

6	|	The Central and Eastern Europe Fund, Inc.

[2]

The MSCI Hungary Index is designed to measure the performance of the large- and mid-cap segments of the Hungarian market. With three constituents, the Index covers approximately 85% of the Hungarian equity universe. It is not possible to invest directly in the MSCI Hungary Index.

[3]

The MSCI Russia Index is designed to measure the performance of the large- and mid-cap segments of the Russian market. With 22 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in Russia. It is not possible to invest directly in the MSCI Russia Index.

[4]

The MSCI Poland Index is designed to measure the performance of the large- and mid-cap segments of the Polish market. With 23 constituents, the Index covers approximately 85% of the Polish equity universe. It is not possible to invest directly in the MSCI Poland Index.

[5]

The MSCI Czech Republic Index is designed to measure the performance of the large- and mid-cap segments of the Czech Republic market. With four constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in the Czech Republic. It is not possible to invest directly in the MSCI Czech Republic Index.

[6]	GDP is the monetary value of all finished goods and services produced within a country during a specific time period.

[7]

Maintained by the Institute for Supply Management (ISM), the PMI is a composite of information extracted from responses to surveys from more than 400 purchasing managers selected for their geographic and industry diversification. The survey measures responses to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels.

The Central and Eastern Europe Fund, Inc.	|	7

Outlook Interview with the Portfolio Manager	(Unaudited)

Portfolio Manager

Sylwia Szczepek, Vice President

Portfolio Manager since December 22, 2014.

Question: How will new fiscal stimulus impact Poland’s economy and stock market?

Answer: Ahead of the autumn parliamentary elections, the Polish government announced new fiscal stimulus plans worth 1.7% of GDP, including an expansion of the existing child benefit scheme (Family500+ programme) and a bonus payment to nearly 10 million pensioners. In terms of Poland’s equity market, we believe the consumer sector should be the principal beneficiary.

Question: What is your expectation regarding the interest rate outlook in Russia for the rest of this year and the impact on listed banks?

Answer: As expected, at its last policy meeting the Central Bank of Russia kept short-term rates stable but sounded more dovish in its accompanying remarks, explicitly forecasting rate cuts. As such, we believe that 25-basis-point cuts in June and September are likely, followed by another short-term rate reduction during the first quarter of 2020.8

Question: How would recent discussions regarding a possible cap on debt servicing costs to disposable income in Russia impact the Fund’s holdings in financials?

Answer: Regulatory tightening makes the system more stable financially. However, this type of regulation is likely to be more burdensome for smaller players, including consumer credit “monoliners” (single-product financial firms), and those that underwrite for riskier clients.

[8]	A basis point is equal to one hundredth of a percentage point and is often used to illustrate differences and changes in fixed-income yields.

8	|	The Central and Eastern Europe Fund, Inc.

Performance Summary	April 30, 2019 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and net asset value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent performance of the Fund.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 4/30/19

	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	9.67%	6.74%	2.71%	6.02%
Market Price(a)	15.72%	9.34%	2.78%	6.58%
MSCI Emerging Markets Eastern Europe Index(b)	10.76%	8.14%	3.67%	5.84%
Blended Index(c)	10.76%	8.14%	1.73%	5.54%

[a]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended April 30, 2019 was 1.30%.

[b]

The MSCI Emerging Markets Eastern Europe Index is a free-float weighted equity index that is designed to capture large and mid cap representation across four emerging markets countries in Eastern Europe (Czech Republic, Hungary, Poland and Russia).

[c]

Blended Index represents: 45% CECE Index / 45% RTX Index / 10% ISE Index from May 1, 2009 through August 31, 2009; MSCI Emerging Markets Europe Index from September 1, 2009 through February 29, 2016; MSCI Emerging Markets Europe ex Greece Index from March 1, 2016 through July 31, 2017; and MSCI Emerging Markets Eastern Europe Index since August 1, 2017.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

‡	Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price

	As of 4/30/19	As of 10/31/18
Net Asset Value	$28.43	$26.98
Market Price	$25.52	$22.96

Prices and Net Asset Value fluctuate and are not guaranteed.

The Central and Eastern Europe Fund, Inc.	|	9

Distribution Information	Per Share
Six Months as of 4/30/19:
Income	$1.01
Capital Gains	$—

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

10	|	The Central and Eastern Europe Fund, Inc.

Schedule of Investments	as of April 30, 2019 (Unaudited)

	Shares	Value ($)
Russia 66.2%
Common Stocks

Banks 14.0%

Sberbank of Russia PJSC	2,400,000	8,350,896

Sberbank of Russia PJSC (ADR)	1,259,191	18,000,135

VTB Bank PJSC (GDR) (Registered)	512,869	572,362

		26,923,393

Chemicals 0.0%
Phosagro PJSC (GDR) (Registered)	6,319	79,556

Food & Staples Retailing 3.8%
Magnit PJSC (GDR) (Registered)	519,550	7,408,783

Interactive Media & Services 0.9%
Mail.ru Group Ltd. (GDR) (Registered)*	77,692	1,794,685

Metals & Mining 9.5%

Alrosa PJSC	1,670,000	2,438,636

Magnitogorsk Iron & Steel Works PJSC (GDR) (Registered)	100,000	886,000

MMC Norilsk Nickel PJSC (ADR)	310,000	6,882,000

Novolipetsk Steel PJSC (GDR)	75,000	1,975,500

Polyus PJSC (GDR) (Registered)	86,859	3,404,873

Severstal PJSC (GDR) (Registered)	170,000	2,752,300

		18,339,309

Oil, Gas & Consumable Fuels 31.9%

Gazprom PJSC (ADR)	3,398,242	17,055,421

Lukoil PJSC (ADR)	295,000	25,098,600

Novatek PJSC (GDR) (Registered)	52,440	10,105,188

Rosneft Oil Co PJSC (GDR) (Registered)	362,997	2,414,656

Tatneft PAO (ADR)	97,548	6,853,722

		61,527,587

Specialty Retail 0.7%
Detsky Mir PJSC	1,000,000	1,367,040

Wireless Telecommunication Services 3.3%
Mobile Telesystems PJSC (ADR)	800,000	6,288,000
Total Common Stocks (Cost $81,750,693)		123,728,353

Preferred Stocks

Oil, Gas & Consumable Fuels 2.1%
Surgutneftegas PJSC	6,600,000	4,020,146
Total Preferred Stocks (Cost $3,903,980)		4,020,146

Total Russia (Cost $85,654,673)		127,748,499

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	11

	Shares	Value ($)

Poland 13.8%
Common Stocks

Banks 3.0%

Alior Bank SA*	37,985	581,783

Bank Pekao SA	95,371	2,831,766

Powszechna Kasa Oszczednosci Bank Polski SA	226,090	2,316,813

		5,730,362

Consumer Finance 0.2%
KRUK SA*	9,039	409,544

Diversified Telecommunication Services 1.3%
Orange Polska SA*	2,000,000	2,578,017

Electric Utilities 0.4%
PGE Polska Grupa Energetyczna SA*	267,719	665,575

Entertainment 1.5%
CD Projekt SA*	50,000	2,805,996

Insurance 3.3%
Powszechny Zaklad Ubezpieczen SA	581,735	6,380,505

Media 0.7%
Cyfrowy Polsat SA*	185,000	1,280,260

Metals & Mining 0.5%
KGHM Polska Miedz SA*	38,518	1,034,543

Oil, Gas & Consumable Fuels 0.3%
Polski Koncern Naftowy ORLEN SA	25,015	639,665

Software 0.3%
Asseco Poland SA	40,000	553,626

Textiles, Apparel & Luxury Goods 1.5%
CCC SA	54,036	2,926,662

Wireless Telecommunication Services 0.8%
PLAY Communications SA 144A	260,000	1,599,666
Total Poland (Cost $26,831,737)		26,604,421

Hungary 8.7%
Common Stocks

Banks 2.7%
OTP Bank PLC	116,478	5,158,352

Diversified Telecommunication Services 0.7%
Magyar Telekom Telecommunications PLC (ADR)	909,194	1,431,281

Oil, Gas & Consumable Fuels 3.8%
MOL Hungarian Oil & Gas PLC	638,336	7,323,538

Pharmaceuticals 1.5%
Richter Gedeon Nyrt	150,000	2,965,955
Total Hungary (Cost $13,848,141)		16,879,126

The accompanying notes are an integral part of the financial statements.

12	|	The Central and Eastern Europe Fund, Inc.

	Shares	Value ($)

Czech Republic 3.1%
Common Stocks

Banks 2.4%

Komercni banka AS	65,000	2,458,401

Moneta Money Bank AS 144A	701,988	2,244,203

		4,702,604

Electric Utilities 0.7%
CEZ AS	55,000	1,276,696
Total Czech Republic (Cost $6,799,069)		5,979,300

Austria 1.4%
Common Stocks

Oil, Gas & Consumable Fuels 1.4%
OMV AG (Cost $2,584,802)	52,000	2,781,953

Cyprus 1.4%
Common Stocks

Banks 1.4%
TCS Group Holding PLC (GDR) (Registered) (Cost $2,417,845)	135,000	2,686,500

Moldova 1.0%
Common Stocks

Beverages 1.0%
Purcari Wineries PLC* (Cost $1,944,836)	425,000	1,909,416

Turkey 0.6%
Common Stocks

Automobiles 0.4%
Tofas Turk Otomobil Fabrikasi AS	275,000	825,907

Health Care Provider & Services 0.2%
MLP Saglik Hizmetleri AS “B” 144A*	187,466	374,298
Total Turkey (Cost $1,396,608)		1,200,205

Netherlands 0.2%
Common Stocks

Hotels, Restaurants & Leisure 0.2%
DP Eurasia NV 144A* (Cost $906,929) (a)	346,853	408,656

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	13

	Shares	Value ($)

Kazakhstan 0.1%
Common Stocks

Metals & Mining 0.1%
Altyn PLC* (Cost $1,824,442)	50,000,000	260,660

Cash Equivalents 3.0%
DWS Central Cash Management Government Fund, 2.46% (Cost $5,689,000) (b)	5,689,000	5,689,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $149,898,082)	99.5	192,147,736
Other Assets and Liabilities, Net	0.5	899,442

Net Assets	100.0	193,047,178

A summary of the Fund’s transactions with affiliated investments during the period ended April 30, 2019 are as follows:

Value ($) at 10/31/2018	Pur- chases Cost ($)	Sales Proceeds ($)		Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation/ (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 4/30/2019	Value ($) at 4/30/2019
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.35% (b) (c)
1,032,744	—	1,032,744	(d)	—	—	4,224	—	—	—
Cash Equivalents 3.0%
DWS Central Cash Management Government Fund, 2.46% (b)
25,557,784	24,062,978	43,931,762		—	—	197,015	—	5,689,000	5,689,000
26,590,528	24,062,978	44,964,506		—	—	201,239	—	5,689,000	5,689,000

*	Non-income producing security.

(a)	DP Eurasia serves customers in Turkey, Russia, Azerbaijan and Georgia.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchases cost) or decrease (sales proceeds) in the amount invested for the period ended April 30, 2019.

144A : Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR : American Depositary Receipt

GDR : Global Depositary Receipt

PJSC : Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

14	|	The Central and Eastern Europe Fund, Inc.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub- group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (e)
Russia	$127,748,499	$—	$—	$127,748,499
Poland	26,604,421	—	—	26,604,421
Hungary	16,879,126	—	—	16,879,126
Czech Republic	5,979,300	—	—	5,979,300
Austria	2,781,953	—	—	2,781,953
Cyprus	2,686,500	—	—	2,686,500
Moldova	1,909,416	—	—	1,909,416
Turkey	1,200,205	—	—	1,200,205
Netherlands	408,656	—	—	408,656
Kazakhstan	260,660	—	—	260,660
Short-Term Instruments	5,689,000	—	—	5,689,000
Total	$192,147,736	$—	$—	$192,147,736

(e)	See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	15

Statement of Assets and Liabilities

as of April 30, 2019 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $144,209,082)	$186,458,736
Investment in DWS Central Cash Management Government Fund (cost $5,689,000)	5,689,000
Foreign currency, at value (cost $408,882)	402,184
Receivable for investments sold	1,137,050
Dividends receivable	423,811
Foreign taxes recoverable	5,854
Interest receivable	9,064
Other assets	25,705
Total assets	194,151,404

Liabilities
Payable for investments purchased	714,411
Investment advisory fee payable	112,164
Administration fee payable	31,931
Payable for Directors’ fees and expenses	19,926
Accrued expenses and other liabilities	225,794
Total liabilities	1,104,226
Net assets	$193,047,178

Net Assets Consist of
Distributable earnings (loss)	(702,859)
Paid-in capital	193,750,037
Net assets	$193,047,178

Net Asset Value

Net assets value per share ($193,047,178 ÷ 6,790,359 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$28.43

The accompanying notes are an integral part of the financial statements.

16	|	The Central and Eastern Europe Fund, Inc.

Statement of Operations

for the six months ended April 30, 2019 (Unaudited)

Net Investment Income
Income:

Dividends (net of foreign withholding taxes of $232,364)	$1,231,806
Income distributions — DWS Central Cash Management Government Fund	197,015
Securities lending income, net of borrower rebates	4,224
Total investment income*	1,433,045
Expenses:

Investment advisory fee	656,398
Administration fee	185,740
Custody and accounting fee	116,006
Services to shareholders	5,388
Reports to shareholders and shareholder meeting expenses	23,492
Directors’ fees and expenses	58,463
Legal fees	79,054
Audit and tax fees	43,431
NYSE listing fee	11,777
Insurance	14,436
Miscellaneous	13,636
Net expenses	1,207,821
Net investment income	225,224

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	(1,363,910)
Foreign currency	16,926
Net realized gain (loss)	(1,346,984)
Change in net unrealized appreciation (depreciation) on:

Investments	17,588,283
Foreign currency	(6,863)
Change in net unrealized appreciation (depreciation)	17,581,420
Net gain (loss)	16,234,436
Net increase (decrease) in net assets resulting from operations	$16,459,660

*	Total investment income includes $11,174 of non-recurring foreign dividend reclaims which are included in Dividends.

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	17

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018

Operations:

Net investment income (loss)	$225,224	$7,083,591
Net realized gain (loss)	(1,346,984)	(1,448,165)
Change in net unrealized appreciation (depreciation)	17,581,420	(6,975,069)
Net increase (decrease) in net assets resulting from operations	16,459,660	(1,339,643)
Distributions to shareholders	(6,843,927)	(4,021,806)
Fund share transactions:

Net proceeds from reinvestment of distributions	1,402,070	925,078
Shares repurchased	(2,600,459)	(10,340,259)
Net increase (decrease) in net assets from Fund share transactions	(1,198,389)	(9,415,181)
Total increase (decrease) in net assets	8,417,344	(14,776,630)
Net assets at beginning of period	184,629,834	199,406,464

Net assets at end of period	$193,047,178	$184,629,834

Other Information
Shares outstanding at beginning of period	6,842,632	7,229,111
Shares issued from reinvestment of distributions	57,227	32,921
Shares repurchased	(109,500)	(419,400)

Shares outstanding at end of period	6,790,359	6,842,632

The accompanying notes are an integral part of the financial statements.

18	|	The Central and Eastern Europe Fund, Inc.

Financial Highlights

	Six Months Ended 4/30/19	Years Ended October 31,
	(Unaudited)	2018	2017	2016	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$26.98	$27.58	$22.08	$21.37	$27.54	$37.91
Income (loss) from investment operations:

Net investment income (loss)[a]	.03	1.01 [c]	.53 [d]	.42	.43	.43
Net realized and unrealized gain (loss) on investments and foreign currency	2.40	(1.24)	5.08	.65	(5.86)	(8.62)
Total from investment operations	2.43	(.23)	5.61	1.07	(5.43)	(8.19)
Less distributions from:

Net investment income	(1.01)	(.56)	(.32)	(.49)	(.97)	(.78)
Net realized gains	—	—	—	—	—	(1.71)
Total distributions	(1.01)	(.56)	(.32)	(.49)	(.97)	(2.49)
Accretion resulting from tender offer	—	—	—	—	.02	.06
Dilution in net asset value from dividend reinvestment	(.03)	(.01)	(.02)	(.02)	(.02)	(.08)
Increase resulting from share repurchases	.06	.20	.23	.15	.23	.33
Net asset value, end of period	$28.43	$26.98	$27.58	$22.08	$21.37	$27.54
Market value, end of period	$25.52	$22.96	$24.52	$19.01	$18.99	$24.36

Total Investment Return for the Period[b]
Based upon market value (%)	15.72 **	(4.49)	30.92	3.15	(18.25)	(22.31)
Based upon net asset value (%)	9.67 **	(.18)	26.78	6.47	(18.63)	(20.65)

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	|	19

Financial Highlights (continued)

	Six Months Ended 4/30/19		Years Ended October 31,
	(Unaudited)		2018		2017		2016	2015	2014

Ratios to Average Net Assets
Total expenses (%)	1.30	*	1.30		1.37		1.34	1.37	1.31
Net investment income (%)	.12	**	3.62	[c]	2.15	[d]	2.06	1.84	1.37
Portfolio turnover (%)	20	**	119		126		77	82	93
Net assets at end of period ($ thousands)	193,047		184,630		199,406		171,265	174,709	257,373

[a]	Based on average shares outstanding during the period.

[b]

Total investment return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

[c]

Net investment income per share includes $981,033 of non-recurring foreign dividend reclaims and $348,133 of non-recurring related interest amounting to $0.19 per share. Excluding these non-recurring amounts, the net investment income ratio would have been 2.94%.

[d]

Net investment income per share includes $332,075 of non-recurring foreign dividend reclaims amounting to $0.05 per share. Excluding these non-recurring reclaims, the net investment income ratio would have been 1.97%.

*	Annualized.

**	Not annualized.

The accompanying notes are an integral part of the financial statements.

20	|	The Central and Eastern Europe Fund, Inc.

Notes to Financial Statements	(Unaudited)

A. Accounting Policies

The Central and Eastern Europe Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. The Fund calculates its net asset value (“NAV”) per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a

The Central and Eastern Europe Fund, Inc.	|	21

mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal

22	|	The Central and Eastern Europe Fund, Inc.

to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2019, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of April 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

The Fund had no securities on loan at April 30, 2019.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is

The Central and Eastern Europe Fund, Inc.	|	23

unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2018, the Fund had a net tax basis capital loss carryforward of approximately $39,730,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($8,138,000) and long-term losses ($31,592,000).

At April 30, 2019, the aggregate cost of investments for federal income tax purposes was $152,066,031. The net unrealized appreciation for all investments based on tax cost was $40,081,705. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $48,768,529 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $8,686,824.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign currency denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

24	|	The Central and Eastern Europe Fund, Inc.

Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with DWS International GmbH. The Fund also has an Administration Agreement with DWS Investment Management Americas, Inc. (“DIMA”). DWS International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DWS International GmbH, DWS International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DWS International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DWS International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund’s average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, 0.55% of such assets in excess of $500 million and up to and including $750 million, and 0.50% of such assets in excess of $750 million.

Accordingly, for the six months ended April 30, 2019, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.71% of the Fund’s average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides certain fund administration services to the Fund. The Administration Agreement provides DIMA with an annual fee, computed weekly and payable monthly, of 0.20% of the Fund’s average weekly net assets.

C. Transactions with Affiliates

DWS Service Company (“DSC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the fee it receives from the Fund. For the six months ended April 30, 2019, the amount charged to the Fund by DSC aggregated $4,525, of which $1,525 is unpaid.

The Central and Eastern Europe Fund, Inc.	|	25

Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended April 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders and shareholder meeting expenses” aggregated $5,708, of which $4,910 is unpaid.

Deutsche Bank AG, the majority shareholder in the DWS Group, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund’s Rule 17e-1 procedures. For the six months ended April 30, 2019, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA.

The Fund pays each Director who is not an “interested person” of DIMA or DWS International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in DWS Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay DIMA an investment management fee. DWS Central Cash Management Government Fund seeks a maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2019 were $45,427,572 and $34,477,953, respectively.

E. Investing in Emerging Markets in Europe

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include currency fluctuations, high rates of inflation or deflation, repatriation restrictions on income and capital, and adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, may be subject to government ownership controls or delayed settlements and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

The European Union, the United States and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals,

26	|	The Central and Eastern Europe Fund, Inc.

Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including countries in Central Europe. The continuation of current sanctions, or the imposition of additional sanctions, may materially adversely affect the value or liquidity of the Fund’s portfolio.

F. Capital

During the six months ended April 30, 2019 and the year ended October 31, 2018, the Fund purchased 109,500 and 419,400 of its shares of common stock on the open market at a total cost of $2,600,459 and $10,340,259 ($23.75 and $24.65 average per share), respectively. The average discount of these purchased shares, comparing the purchase price to the NAV per share at the time of purchase, was 13.17% and 11.92%, respectively.

During the six months ended April 30, 2019 and the year ended October 31, 2018, the Fund issued for dividend reinvestment 57,227 and 32,921 shares, respectively. The average discount of these issued shares, comparing the issue price to the NAV per share at the time of issuance, was 13.01% and 8.70%, respectively.

G. Share Repurchases

On July 31, 2017, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 736,000 shares during the period from August 1, 2017 through July 31, 2018. The Fund repurchased 446,500 shares between August 1, 2017 and July 31, 2018. On July 27, 2018, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 694,000 shares during the period from August 1, 2018 through July 31, 2019. The Fund repurchased 181,200 shares between August 1, 2018 and April 30, 2019.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund’s repurchases will reduce the spread between the market price of the Fund’s shares referred to below and its NAV per share.

Monthly updates concerning the Fund’s repurchase program are available on its Web site at dws.com.

The Central and Eastern Europe Fund, Inc.	|	27

H. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2019, there were three shareholders that held approximately 22%, 15% and 10%, respectively, of the outstanding shares of the Fund.

I. Change of Independent Registered Public Accounting Firm

On May 9, 2019, the Audit Committee replaced PricewaterhouseCoopers LLP (PwC) with Ernst & Young LLP (EY) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2019.

On May 10, 2019, upon the recommendation of the Audit Committee, the Board of Directors approved the selection of EY as the Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2019.

PwC’s reports on the Fund’s financial statements for the prior two fiscal years contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During such fiscal years, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years, (ii) there were no reportable events, and (iii) prior to May 9, 2019 EY was not consulted regarding the application of accounting principles associated with any financial matter during the Fund’s prior two fiscal years.

28	|	The Central and Eastern Europe Fund, Inc.

Additional Information

Automated Information Lines	DWS Closed-End Fund Info Line (800) 349-4281
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds One International Place, 12th Floor Boston, MA 02110
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) GERMANY ((800) 437-6269)
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP (effective May 10, 2019) 200 Clarendon Street Boston, MA 02116
Proxy Voting	A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) GERMANY ((800) 437-6269).
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings as of the month-end are posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com.

The Central and Eastern Europe Fund, Inc.	|	29

Investment Management

DWS International GmbH, which is part of DWS Group, is the investment advisor for the Fund. DWS International GmbH provides a full range of investment advisory services to both institutional and retail clients. DWS International GmbH is a direct, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Service Company

P.O. Box 219066

Kansas City, MO 64121-9066

Tel.: 1-800-GERMANY (1-800-437-6269) (in the U.S.)

NYSE Symbol	CEE
Nasdaq Symbol	XCEEX
CUSIP Number	153436100

30	|	The Central and Eastern Europe Fund, Inc.

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

The Central and Eastern Europe Fund, Inc.	|	31

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

Rev. 3/2019

32	|	The Central and Eastern Europe Fund, Inc.

Notes

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the DWS Group:

—

The Central and Eastern Europe Fund, Inc. (formerly The Central Europe, Russia and Turkey Fund, Inc.) — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe) and concentrating in the energy sector (with more than 25% of the fund’s total assets in issuers conducting their principal activities in that sector).

—	The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

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The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-GERMANY (1-800-437-6269) (in the U.S.) for shareholder reports.

The Central and Eastern Europe Fund, Inc. is non-diversified and can take larger positions in fewer issuers, and also concentrate its investments in the energy sector, increasing its potential risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

CEE-3

(R-027581-8 6/19)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

November 1 through November 30	30,220	$ 23.28	30,220	592,080
December 1 through December 31	23,780	$ 23.35	23,780	568,300
January 1 through January 31	18,200	$ 23.64	18,200	550,100
February 1 through February 28	11,300	$ 24.19	11,300	538,800
March 1 through March 31	16,500	$ 24.86	16,500	522,300
April 1 through April 30	9,500	$ 23.75	9,500	512,800

Total	109,500	$ 23.75	109,500

On July 27, 2018 the Fund announced that its Board of Directors has authorized the extension of the repurchase program permitting the Fund to repurchase of up to 694,000 shares during the period August 1, 2018- July 31, 2019. The Fund repurchased 181,200 shares between August 1, 2018 and April 30, 2019.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS

(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

(a)(1)	Not applicable

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable

(a)(4)(i)	Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

(a)(4)(ii)	Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central and Eastern Europe Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/2/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/2/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	7/2/2019